================================================================================
                               28TH ANNUAL REPORT

--------------------------------------------------------------------------------
                                    SELIGMAN
                                     CAPITAL
                                   FUND, INC.
--------------------------------------------------------------------------------

                                December 31, 1996
--------------------------------------------------------------------------------
                           A Capital Appreciation Fund
                               Established in 1969

                        SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of
                                [GRAPHIC OMITTED]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Capital Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                     EQCA2 12/96

================================================================================
SELIGMAN CAPITAL FUND, INC.
--------------------------------------------------------------------------------

A mutual fund that invests primarily in common stocks believed to provide capital appreciation opportunities. Current income is not an objective.


HIGHLIGHTS OF 1996
----------------------------------------------------------------------------------------------------------------------
                                                                 DECEMBER 31, 1996                DECEMBER 31, 1995
                                                       ------------------------------------    -----------------------
                                                          CLASS A    CLASS B*    CLASS D         CLASS A    CLASS D
----------------------------------------------------------------------------------------------------------------------
Net Assets (in thousands)............................    $259,514      $4,337    $19,974        $215,688     $9,137
----------------------------------------------------------------------------------------------------------------------
Net Asset Value per Share............................      $16.36      $15.47     $15.47          $15.59     $14.94
  With November 1996 Gain Distribution
    Taken in Shares..................................      $18.20      $17.31     $17.31              --         --
  Increase in Net Asset Value with Gain
    Distribution Taken in Shares.....................      16.74%       5.33%     15.84%              --         --
----------------------------------------------------------------------------------------------------------------------
Distribution of Realized Gain per Share..............      $1.872      $1.872     $1.872          $2.298     $2.298
----------------------------------------------------------------------------------------------------------------------
Total Expenses per Dollar of Average Net Assets......     $0.0107     $0.0189+   $0.0183         $0.0109    $0.0202
----------------------------------------------------------------------------------------------------------------------

* From April 22, 1996 (commencement of operations).
+ Annualized.

================================================================================
TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

Seligman Capital Fund posted solid gains in 1996. Though its total return based on the net asset value of Class A shares lagged that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500), it outperformed the Fund's competitive universe as measured by the Lipper Capital Appreciation Funds Average. The Fund's investment results begin on page 6.

    Driven by the outstanding performance of a small number of the largest stocks, the US equity markets continued to advance in 1996, setting successive new highs by rebounding from occasional sharp, short-term, setbacks. The S&P 500's total return for the year was 22.96%, and the Dow Jones Industrial Average
(DJIA) posted an exceptional total return of 28.91%.

    In this environment, Seligman Capital Fund lagged the S&P 500 because it generally invests in companies that are smaller than the large companies that drove the increases of the S&P 500 in 1996. The Fund's weighted average market capitalization is $12 billion, significantly less than the $39 billion weighted average market capitalization of the S&P 500.

    While the performance of the smaller-capitalized stocks lagged larger-capitalized stocks in 1996, we remain confident that the Fund will benefit from the strong long-term capital appreciation potential of its investments. We believe that market participants will increasingly focus on earnings growth and that Seligman Capital Fund's portfolio, which has a superior overall projected earnings growth rate compared to the S&P 500, should therefore benefit.

    Currently, there are no clear indications that there will be either runaway economic expansion or recession in 1997. Looking ahead, the environment for the US financial markets and investors remains generally positive, given continued modest economic growth, low inflation, and bipartisan efforts to balance the federal budget without raising taxes. While we always recognize that there could be further short-term volatility, we remain positive about the long-term outlook for the equity markets and your Fund.

    On a final note, the activity witnessed in the equity markets in 1996, where large one-day increases followed abrupt corrections, is not unusual in the challenging world of investing. We believe the best strategy for growth of capital is long-term investing. A professional financial advisor can help you formulate a long-term investment plan to help you seek your financial goals, and can provide the insight and support needed to weather the day-to-day uncertainty that accompanies investing. It is time, not timing, that counts when it comes to investing.

    A discussion with your Portfolio Manager and your Fund's portfolio of investments follow this letter.

    We thank you for your continued interest in Seligman Capital Fund, and look forward to serving your investment needs in the many years to come.


By order of the Board of Directors,

/s/ William C. Morris
----------------------------------
William C. Morris
Chairman

                                               /s/ Brian T. Zino
                                               -------------------------------
                                               Brian T. Zino
                                                   President

January 31, 1997

================================================================================
ANNUAL PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

The following is a discussion with your Portfolio Manager regarding Seligman Capital Fund, and a chart and table comparing your Fund's performance to the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Lipper Capital Appreciation Funds Average.

YOUR PORTFOLIO MANAGER
---------------------------   LORIS D.  MUZZATTI is a Managing  Director of J. &
                              W.  Seligman  & Co.  Incorporated,  has been  Vice
                              President  and   Portfolio   Manager  of  Seligman
                              Capital  Fund for the past eight  years,  and Vice
[Photograph omitted]          President and Portfolio Manager of Seligman Growth
                              Fund for the past year. Mr.  Muzzatti is also Vice
                              President   of  Seligman   Portfolios,   Inc.  and
                              Portfolio   Manager   of  its   Seligman   Capital
                              Portfolio  and  the US  portion  of  its  Seligman
                              Global Growth  Opportunities  Portfolio,  and Vice
                              President  of  Seligman   Henderson   Global  Fund
                              Series,  Inc.  and  Portfolio  Manager  of  the US
                              portion of its Seligman  Henderson  Global  Growth
--------------------------- Opportunities Fund. He also manages a portion of Seligman Growth Team: (from the firm's institutional accounts. Mr. Muzzatti
left) Louise Oh,  Natalie     joined  Seligman in 1985 as a Vice  President  and
Billon,  Louise  Knight       Portfolio  Manager.  He is  assisted  by a team of
(Administrative Assistant), seasoned investment professionals who are David Levy, Kenneth Londoner, responsible for identifying companies that offer (seated) Loris D. Muzzatti the greatest capital appreciation potential (Portfolio Manager). Missing consistent with Seligman Capital Fund's
from photo: Michelle Borre    objectives.

HOW DID SELIGMAN CAPITAL FUND PERFORM IN THE LAST 12 MONTHS?
"Seligman Capital Fund had a reasonable year, given that the markets were propelled by the performance of larger-capitalized stocks than the Fund generally invests in. The Fund's total return of 16.74%, based on the net asset value of Class A shares, lagged the S&P 500 which posted a total return of 22.96% for the year, but outperformed the 16.11% total return of the Lipper Capital Appreciation Funds Average."

WHICH ECONOMIC FACTORS AFFECTED THE FUND IN 1996?
"Economic expansion continued throughout 1996, supported by low levels of inflation. This positive economic environment helped improve the corporate profit picture, and provided a solid backdrop for the general equity markets and the Fund's performance. The interest rate environment, however, was somewhat erratic. Interest rates rose in the first half of the year due to growing fears of inflation, but reversed course in the second half of the year as a more complete picture of the economy emerged and no noticeable increases in inflation occurred."

WHICH MARKET FACTORS INFLUENCED THE FUND'S PERFORMANCE OVER THE LAST 12 MONTHS? "Propelled by the strong appreciation of the largest companies in the markets, indices such as the Dow Jones Industrial Average and the S&P 500 reached new highs this year. While the general equity markets finished the year on a positive note, June, July, and October corrections in the mid-sized company market slowed the otherwise strong performance of the Fund."

WHAT WAS YOUR INVESTMENT STRATEGY?
"The Fund placed an emphasis on larger mid-sized companies with capitalizations ranging from $500 million to $5 billion. Mid-sized companies reach earnings levels that provoke a shift in a company's management style: The entrepreneurial stage ends and professional management becomes necessary for the successful completion of the expansion and development stage. Historically, this group has had strong long-term capital appreciation potential.

================================================================================
ANNUAL PERFORMANCE OVERVIEW (continued)
--------------------------------------------------------------------------------
    "More specifically, the investment strategy for Seligman Capital Fund focused on purchasing high-quality stocks. We favored companies whose corporate executives had insider ownership, as this ensured that management goals were aligned with shareholder interests. Positive cash flow was another key attribute of the companies in the portfolio. Excess cash flow indicated that companies had the means to fund their growth internally. Stocks reviewed for purchase also displayed potential minimum earnings growth per share of 15% a year, and currently the portfolio has an overall estimated earnings growth per share of 28% for 1997."

WHICH SECTORS IMPROVED THE FUND'S PERFORMANCE IN THE PAST YEAR?
"The Fund's overweighting in technology provided a broadly positive contribution to the portfolio's performance. The Fund's technology holdings were increased throughout the second half of the year, primarily by purchasing computer goods and services companies such as Seagate Technology, and software stocks such as Symantec. After substantial appreciation we took profits in Compaq Computer, when the stock reached the high end of its historical valuation range.

    "Finance was another strong sector in 1996, as companies benefited from the decline in interest rates in the second half of the year. The Fund's strongest performers included MBNA, which was held throughout the year, and Charles Schwab, which was a new addition.

    "The Fund also benefited from the strong performance of the new issue market. A great part of the Fund's short-term capital gain came from the sale of these stocks, as they achieved their target sell prices quickly. For example, positions in Omnipoint and McLeod appreciated quickly and were sold."

WHICH SECTORS IMPAIRED THE FUND'S PERFORMANCE IN 1996?
"Health care was a difficult sector this year. As HMO companies suffered in the first half of the year, we realigned the Fund's weighting into medical product and biotechnology companies. Those areas of health care are experiencing strong unit volume growth, whereas HMOs have been subject to increased utilization and medical loss ratios. Additionally, the Fund's lack of holdings in the energy sector prevented it from participating in the sector's strong appreciation. However, Petroleum Geo-Services, which is a four-dimensional deep-sea mapping company for the oil drilling industry, was purchased in the fourth quarter and was a rewarding energy-related position for the portfolio. We will continue to look for other opportunities in the energy sector in 1997."

WHAT IS THE OUTLOOK?
"Currently, the Fund is well positioned as its holdings have much higher projected earnings growth for 1997 than the S&P 500. We anticipate that investors will seek above-average earnings growth potential in 1997 if the economy sustains its moderate growth levels without reigniting inflation. We also believe that the performance of mid-sized companies has not met its full potential. We will maintain a disciplined investment style, continuing to focus on the highest quality when selecting stocks, as we expect that fundamentals will become increasingly important to market participants in 1997."

================================================================================
SELIGMAN CAPITAL FUND, INC.
--------------------------------------------------------------------------------
DIVERSIFICATION OF ASSETS
DECEMBER 31, 1996

                                                                                                PERCENT OF NET ASSETS
                                                                                                    DECEMBER 31,
                                                                                                ---------------------
                                               ISSUES         COST                 VALUE           1996        1995
                                              --------     ------------        ------------       -------     -------
NET CASH AND SHORT-TERM HOLDINGS ............     2        $ 27,451,161        $ 27,451,161          9.7        4.5
                                                 --        ------------        ------------        -----      -----
COMMON STOCKS:
Automotive and Related.......................     1           2,973,797           5,640,000          2.0        2.7
Basic Materials..............................     4          10,906,374          12,716,094          4.5        4.8
Business Services and Supplies...............     4           5,897,970          12,240,500          4.3        6.0
Computer Goods and Services..................    14          31,791,363          46,553,750         16.4        7.1
Consumer Goods and Services..................     7          12,196,825          18,545,313          6.5        9.4
Drugs and Health Care........................    11          25,017,164          30,805,400         10.9       18.8
Financial Services...........................    11          28,557,424          40,944,687         14.4       11.5
Food and Food Services.......................    --                  --                  --           --        3.0
Industrial Goods and Services................     3           7,051,422           8,333,250          2.9        2.5
Leisure and Related..........................     6          17,258,624          21,796,250          7.7        7.3
Packaging....................................    --                  --                  --           --        0.6
Printing and Publishing......................     1           2,403,500           2,435,125          0.9         --
Retail Trade.................................     3           5,735,317          10,066,250          3.5        6.4
Software.....................................     8          15,677,326          23,788,631          8.4       12.3
Telecommunications...........................    10          18,628,472          22,470,662          7.9        3.1
Other........................................     1                  --              37,958           --         --
                                                 --        ------------        ------------        -----      -----
                                                 84         184,095,578         256,373,870         90.3       95.5
                                                 --        ------------        ------------        -----      -----
NET ASSETS ..................................    86        $211,546,739        $283,825,031        100.0      100.0
                                                 ==        ============        ============        =====      =====


================================================================================
PERFORMANCE COMPARISON CHART                                   December 31, 1996
--------------------------------------------------------------------------------

This chart compares a $10,000 hypothetical investment made in Seligman Capital Fund Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year period ended December 31, 1996, to a $10,000 hypothetical investment made in the Standard & Poor's 500 Composite Stock Price Index (S&P
500) and the Lipper Capital Appreciation Funds Average (Lipper Capital Average) for the same period. The performances of Seligman Capital Fund Class B and D shares are not shown in this chart, but are included in the table on page 7. It is important to keep in mind that the S&P 500 excludes the effect of any fees or sales charges, and the Lipper Capital Average excludes the effect of sales charges.

[The following table represents points that appear on the line chart in the printed version]

                        Seligman Capital Fund - Class A

                   Seligman           Seligman                      Lipper
                Capital Fund       Capital Fund                     Capital
              With Sales Charge   With Sales Charge   S&P 500       Average

12/31/86            9,528.09         10,000.00      10,000.00      10,000.00
                   11,525.73         12,096.59      12,135.00      12,176.02
                   11,978.90         12,572.21      12,744.18      12,493.18
                   12,530.26         13,150.88      13,585.29      13,190.06

12/31/87            9,281.32          9,741.02      10,524.53      10,306.30
                    9,399.23          9,864.77      11,123.37      11,155.87
                    9,955.10         10,448.17      11,864.19      11,775.21
                    9,517.14          9,988.52      11,904.53      11,633.44

12/31/88            9,511.01          9,982.09      12,272.38      11,727.38
                   10,278.47         10,787.56      13,142.49      12,636.37
                   11,045.93         11,593.03      14,302.97      13,662.10
                   12,864.08         13,501.23      15,834.82      15,089.77

12/31/89           12,596.01         13,219.87      16,161.01      14,837.47
                   12,189.03         12,792.74      15,674.57      14,440.58
                   14,081.48         14,778.92      16,660.50      15,286.20
                   10,896.87         11,436.58      14,371.35      12,659.17

12/31/90           12,769.97         13,402.45      15,659.02      13,500.02
                   15,467.56         16,233.65      17,934.27      16,022.49
                   15,590.64         16,362.83      17,893.03      15,792.57
                   17,436.90         18,300.53      18,850.30      17,155.53

12/31/91           19,751.81         20,730.10      20,429.96      18,773.11
                   19,490.98         20,456.36      19,913.08      18,795.78
                   18,601.80         19,523.13      20,291.43      18,096.47
                   19,763.67         20,742.55      20,930.61      18,531.17

12/31/92           22,035.63         23,127.05      21,983.42      20,457.77
                   22,242.54         23,344.20      22,944.09      21,275.99
                   22,009.77         23,099.90      23,056.52      21,903.64
                   23,419.33         24,579.27      23,651.38      23,499.40

12/31/93           23,093.93         24,237.76      24,200.09      24,136.47
                   22,384.46         23,493.16      23,282.91      23,359.42
                   19,792.72         20,773.06      23,380.69      22,354.24
                   21,515.72         22,581.39      24,524.01      23,918.26

12/31/94           21,463.60         22,526.69      24,519.11      23,538.70
                   22,669.60         23,792.43      26,907.27      25,074.08
                   24,723.06         25,947.60      29,476.91      27,376.82
                   26,841.72         28,171.19      31,820.32      30,059.92

12/31/95           29,473.47         30,933.29      33,735.91      30,792.87
                   31,496.35         33,056.36      35,547.53      32,614.04
                   34,010.76         35,695.31      37,140.06      34,268.50
                   34,918.22         36,647.71      38,287.68      34,989.77

12/31/96           34,406.63         36,110.79      41,480.88      35,752.80

    Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

================================================================================
SELIGMAN CAPITAL FUND, INC.
--------------------------------------------------------------------------------

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS*
FOR PERIODS ENDED DECEMBER 31, 1996

                                                                                                  AVERAGE ANNUAL
                                                                                ----------------------------------------------------
                                                CLASS B                                                                      CLASS D
                                                 SINCE                                                                        SINCE
                                               INCEPTION        THREE           ONE           FIVE             10          INCEPTION
                                                4/22/96         MONTHS          YEAR          YEARS           YEARS          5/3/93
                                              -----------      -------         ------        -------         ------        --------
CLASS A
With Sales Charge .......................           n/a          (6.14)%        11.17%         10.66%         13.15%           n/a
Without Sales Charge ....................           n/a          (1.46)         16.74          11.74          13.70            n/a
CLASS B
With 5% CDSL ............................          0.63%         (6.06)           n/a            n/a            n/a            n/a
Without CDSL ............................          5.33          (1.67)           n/a            n/a            n/a            n/a
CLASS D
With 1% CDSL ............................           n/a          (2.55)         14.84            n/a            n/a            n/a
Without CDSL ............................           n/a          (1.67)         15.84            n/a            n/a          12.78%
S&P 500** ...............................         15.00+          8.34          22.96          15.22          15.27          18.29++
LIPPER CAPITAL AVERAGE** ................          4.69+          2.18          16.11          13.73          13.58          15.91++


NET ASSET VALUE
               DECEMBER 31, 1996     SEPTEMBER 30, 1996     JUNE 30, 1996     MARCH 31, 1996     DECEMBER 31, 1995
              -------------------   --------------------   ---------------   ----------------  --------------------
CLASS A             $16.36                  $18.47              $17.99            $16.66              $15.59
CLASS B              15.47                   17.60               17.18             16.43+++              n/a
CLASS D              15.47                   17.60               17.18             15.94               14.94


CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 1996
                                                 CAPITAL GAIN
                               ------------------------------------------------
                                    PAID           REALIZED        UNREALIZEDo
                               --------------   --------------    -------------
CLASS A                           $1.872            $1.615           $4.145
CLASS B                            1.872             1.615            4.145
CLASS D                            1.872             1.615            4.145
The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

----------
  * Return figures reflect any change in price per share and assume the reinvestment of dividends and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Class A share returns reflect the effect of the 0.25% Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on certain redemptions made within one year of the date of purchase.
    The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
 ** The S&P 500 and the Lipper Capital Average are unmanaged benchmarks that assume investment of dividends. The S&P 500 does not reflect fees and sales charges and the Lipper Capital Average does not reflect sales charges. The monthly performance of the Lipper Capital Average is used in the Performance Comparison Chart and the Investment Results per Share. Investors may not invest directly in an index or an average.
  + From April 30, 1996.
 ++ From April 30, 1993.
+++ As of April 22, 1996.
  o Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1996.

================================================================================
SELIGMAN CAPITAL FUND, INC.
--------------------------------------------------------------------------------
LARGEST PORTFOLIO CHANGES
DURING PAST THREE MONTHS
                                       SHARES
                            -----------------------------
                                              HOLDINGS
ADDITIONS                      INCREASE       12/31/96
------------                  -----------    -----------
Adaptec.......................   90,000       90,000
C-Cube Microsystems...........   80,000       80,000
Linear Technology.............   70,000       70,000
Maxim Integrated Products.....  100,000      100,000
Premisys Communications.......   60,000       60,000
Schwab (Charles)..............  100,000      100,000
Seagate Technology............  100,000      100,000
Symantec......................  200,000      200,000
3Com..........................   50,000       50,000
Washington Mutual.............  100,000      100,000

                                     SHARES
                            -----------------------------
                                              HOLDINGS
REDUCTIONS                     DECREASE       12/31/96
--------------                -----------   ------------
Amgen.........................   30,000       50,000
Compaq Computer...............   40,000           --
EXCEL Communications..........  125,000           --
Nordstrom.....................   55,000           --
Oxford Health Plans...........   40,000           --
PepsiCo.......................  220,000           --
Pharmacia & Upjohn............   70,000           --
St. Jude Medical..............   80,000           --
Travelers.....................   65,000      135,000*
UCAR International............  125,000           --


Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.

* Includes 50,000 shares received as a result of a 4-for-3 stock split.


LARGEST PORTFOLIO HOLDINGS
AT DECEMBER 31, 1996

SECURITY                                         VALUE
-----------                                   ----------
Microsoft................................     $8,268,750
Intel....................................      6,546,875
Fiserv...................................      6,464,062
Travelers................................      6,125,625
Harley-Davidson..........................      5,640,000
WorldCom.................................      5,473,125
MBNA.....................................      5,291,250
Guidant..................................      5,130,000
Infinity Broadcasting (Class A)..........      5,043,750
Home Depot...............................      5,012,500

================================================================================
SELIGMAN CAPITAL FUND, INC.
--------------------------------------------------------------------------------
FEDERAL TAX STATUS OF 1996
GAIN DISTRIBUTION FOR
TAXABLE ACCOUNTS


A distribution of $1.872 per share, consisting of $0.669 from net long-term and $1.203 from net short-term gain realized on investments from November 1995 to October 1996, was paid on November 22, 1996, to Class A, B, and D shareholders. The distribution from net long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1996 as a long-term gain from the sale of capital assets, no matter how long your shares have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a long-term capital gain distribution was received are subsequently sold, and such shares were held for six months or less from the date of purchase, any loss on the sale would be treated as long-term to the extent it offsets the long-term gain distribution. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

     If the distribution was paid in shares, the per share cost basis for federal income tax purposes is $16.65 for Class A shares, and $15.77 for Class B and D shares.

     A year-end statement of account showing activity for 1996, a Form 1099-DIV, and if applicable, a Form 1099-B have been mailed to each shareholder. The Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIV shows the amount of the distribution from gain on investments paid to the shareholder during the year.

================================================================================
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                  SHARES          VALUE
                                                  ------          -----

COMMON STOCKS  90.3%
AUTOMOTIVE AND RELATED  2.0%
Harley-Davidson
   Motorcycle manufacturer ...................     120,000    $  5,640,000
                                                              ------------
BASIC MATERIALS  4.5%
Minerals Technologies
   Marketer of specialty
   minerals and products .....................      75,000       3,075,000
Nucor
   Manufacturer of steel joints,
   angles, and rounds ........................      70,000       3,570,000
Olin
   Chemicals, metals, and defense
   products ..................................     100,000       3,762,500
Schulman, A
   Manufacturer of plastics ..................      93,750       2,308,594
                                                              ------------
                                                                12,716,094
                                                              ------------
BUSINESS SERVICES
   AND SUPPLIES  4.3%
HFS*
   Franchiser of hotels;
   residential real estate brokerage .........      50,000       2,987,500
Interpublic Group of
Companies
   Worldwide advertising agency ..............     100,000       4,750,000
Leap Group*
   Designer of brand marketing
   and advertising campaigns .................      84,000         588,000
Snyder Communications*
   Provider of marketing
   services ..................................     145,000       3,915,000
                                                              ------------
                                                                12,240,500
                                                              ------------
COMPUTER GOODS
   AND SERVICES 16.4%
Adaptec*
   Manufacturer of computer
   input-output systems ......................      90,000       3,605,625
American Power Conversion
   Producer of surge suppressors
   and power conditioners ....................      60,000       1,638,750
Arrow Electronics*
   Distributor of semiconductors
   and other electrical components ...........      60,000       3,210,000
C-Cube Microsystems*
   Designer and manufacturer of
   video compression circuits ................      80,000       2,955,000
Ceridian*
   Computer services .........................     100,000       4,050,000
Fiserv*
   Data processing services ..................     175,000       6,464,062
Intel
   Semiconductor/memory
   circuits ..................................      50,000       6,546,875
Linear Technology
   Designer and manufacturer of
   analog integrated circuits ................      70,000       3,071,250
Microchip Technology
   Field programmable
   microcontrollers ..........................      25,000       1,271,875
National Processing*
   Provider of low-cost trans-
   action processing services ................      45,000         720,000
Seagate Technology
   Global hard-disk drive supplier ...........     100,000       3,950,000
Tencor Instruments
   Wafer inspection devices ..................     100,000       2,643,750
3Com
   Supplier of adapter cards, hubs,
   and routers for local area
   computer networks .........................      50,000       3,665,625
Xilinx*
   Designer and manufacturer of
   field programmable gate arrays ............      75,000       2,760,938
                                                              ------------
                                                                46,553,750
                                                              ------------
CONSUMER GOODS
   AND SERVICES  6.5%
Consolidated Cigar
Holdings (Class A)*
   Manufacturer and
   marketer of cigars ........................      50,000       1,237,500
Estee Lauder (Class A)*
   Cosmetics and toiletries ..................      65,000       3,306,875
Gucci Group
   Manufacturer and marketer of
   apparel ...................................      40,000       2,555,000
Landry's Seafood Restaurants*
   Restaurant operator .......................      55,000       1,185,938

----------
See footnotes on page 13.
10

================================================================================
                                                               December 31, 1996
--------------------------------------------------------------------------------
                                                  SHARES          VALUE
                                                  ------          -----
CONSUMER GOODS AND
   SERVICES (continued)
Newell
   Home furnishings ..........................     150,000    $  4,725,000
Oakley*
   Manufacturer of sunglasses ................     200,000       2,175,000
Tommy Hilfiger*
   Designer and distributor of
   men's apparel .............................      70,000       3,360,000
                                                              ------------
                                                                18,545,313
                                                              ------------
DRUGS AND HEALTH CARE  10.9%
Amgen*
   Researcher and developer of
   biological products .......................      50,000       2,721,875
Biogen*
   Developer of genetically
   engineered drugs ..........................      40,000       1,545,000
Centocor
   Developer of human health
   care products for cancer and
   cardiovascular diseases ...................      70,000       2,506,875
Columbia/HCA Healthcare
   Health care facilities
   and services ..............................     112,500       4,584,375
Guidant
   Cardiac rhythm management
   and coronary artery disease
   intervention ..............................      90,000       5,130,000
HCIA*
   Developer of integrated
   clinical and financial
   information systems .......................      40,000       1,387,500
Humana*
   Provider of managed health
   care plans ................................     100,000       1,912,500
Nitinol Medical Technologies*
   Designer of medical devices
   used in minimally invasive
   procedures ................................     100,000       1,231,250
Pfizer
   Manufacturer of health care
   consumer products and
   specialty chemicals .......................      50,000       4,143,750
Physio-Control International*
   Manufacturer of an integrated
   line of non-invasive emer-
   gency cardiac defibrillators ..............     101,900       2,267,275

United Healthcare
   Health maintenance
   organization ..............................      75,000       3,375,000
                                                              ------------
                                                                30,805,400
                                                              ------------
FINANCIAL SERVICES  14.4%
Allmerica Financial
   Property liability insurance ..............      62,500       2,093,750
Amerin*
   Mortgage insurance provider ...............     165,000       4,238,437
Donaldson, Lufkin &
Jenrette Securities
   Leading investment and
   merchant bank .............................     125,000       4,500,000
Greenpoint Financial
   Bank holding company ......................     100,000       4,725,000
MBNA
   Issuer of bank credit cards ...............     127,500       5,291,250
Old Republic International
   Holding company; subsidiaries
   provide risk management
   and reinsurance services ..................      60,000       1,605,000
Progressive (Ohio)
   High-risk auto insurance ..................      50,000       3,368,750
St. Paul Bancorp
   Holding company for
   a savings bank ............................      50,000       1,465,625
Schwab (Charles)
   Financial services firm ...................     100,000       3,200,000
Travelers
   Diversified financial services ............     135,000       6,125,625
Washington Mutual
   Regional finance company
   for small- and mid-sized
   businesses ................................     100,000       4,331,250
                                                              ------------
                                                                40,944,687
                                                              ------------
INDUSTRIAL GOODS
   AND SERVICES  2.9%
Ionics
   Developer and manufacturer
   of water treatment systems ................      20,000         960,000
Maxim Integrated Products*
   Linear and mixed-signal
   integrated circuits .......................     100,000       4,331,250
Petroleum Geo-Services
(ADRs)*
   Four-dimensional deep-sea
   mapping company for the
   oil-drilling industry .....................      78,000       3,042,000
                                                              ------------
                                                                 8,333,250
                                                              ------------
----------
See footnotes on page 13.

================================================================================
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
                                                  SHARES          VALUE
                                                  ------          -----
LEISURE AND RELATED  7.7%
British Sky Broadcasting (ADRs)
   Satellite-delivered
   entertainment channel
   in the UK .................................      60,000    $  3,150,000
Circus Circus Enterprises*
   Casino hotels .............................     100,000       3,437,500
Infinity Broadcasting (Class A)*
   Owner/operator of radio
   stations ..................................     150,000       5,043,750
MGM Grand*
   Owner and operator of
   resort and casino hotels ..................     100,000       3,487,500
Mirage Resorts*
   Hotel/casino complex ......................     140,000       3,027,500
Sun International Hotels*
   Owner and operator of
   resort and casino hotels ..................     100,000       3,650,000
                                                              ------------
                                                                21,796,250
                                                              ------------
PRINTING AND
   PUBLISHING  0.9%
World Color Press*
   Commercial printer and
   distributor ...............................     126,500       2,435,125
                                                              ------------
RETAIL TRADE  3.5%
Home Depot
   Home improvement stores ...................     100,000       5,012,500
Office Depot*
   Office supply retailer ....................     125,000       2,218,750
Saks Holdings*
   Men's and women's
   fashion retailer ..........................     105,000       2,835,000
                                                              ------------
                                                                10,066,250
                                                              ------------
SOFTWARE  8.4%
Activision*
   PC CD-ROM-based
   entertainment .............................      80,000       1,010,000
DST Systems*
   Mutual fund data processing
   services ..................................     100,000       3,137,500
International Game Technology
   Designer and manufacturer of
   video games ...............................     125,000       2,281,250
Microsoft*
   Microcomputer software ....................     100,000       8,268,750

Parametric Technology*
   Developer of mechanical
   design software ...........................      34,700       1,784,881
Shiva*
   Global provider of remote
   access solutions ..........................      25,000         868,750
Sterling Commerce*
   Developer of electronic data
   interchange software ......................     100,000       3,525,000
Symantec*
   Developer, marketer, and
   supporter of application
   development tools and
   systems software products .................     200,000       2,912,500
                                                              ------------
                                                                23,788,631
                                                              ------------
TELECOMMUNICATIONS  7.9%
Century Telephone Enterprises
   Regional telephone services ...............     100,000       3,087,500
LCC International (Class A)*
   Provider of radio frequency
   engineering and network
   design services to wireless
   telecommunications
   providers .................................      65,000       1,174,062
Level One Communications*
   Developer of integrated
   circuits for high-speed
   digital transmission ......................      45,000       1,597,500
Madge Networks*
   Worldwide supplier of
   switched networking
   solutions .................................      71,400         709,537
McLeod (Class A)*
   Provider of integrated local
   and long distance
   telecommunications
   services ..................................     100,000       2,562,500
MRV Communications*
   Manufacturer of
   semiconductor laser diodes ................     145,000       3,162,813
Premisys Communications*
   Designer and manufacturer
   of integrated access products
   for telecommunications
   service providers .........................      60,000       2,025,000
TCSI*
   Designer of software
   solutions .................................      58,000         366,125

----------
See footnotes on page 13.

================================================================================
                                                               December 31, 1996
--------------------------------------------------------------------------------

                                                   SHARES
                                                  PRIN. AMT.     VALUE
                                                  ---------   ------------
TELECOMMUNICATIONS (continued)
360(degree) Communications*
   Provider of cellular services                   100,000shs. $ 2,312,500
WorldCom*
   Long distance carrier .....................     210,000       5,473,125
                                                              ------------
                                                                22,470,662
                                                              ------------

OTHER ........................................                      37,958
                                                              ------------
TOTAL COMMON STOCKS
   (Cost $184,095,578) .......................                 256,373,870
                                                              ------------
SHORT-TERM HOLDINGS  9.0%
Canadian Imperial Bank of
   Commerce, Grand Cayman,
   Fixed Time Deposit,
   6 1/2%, 1/2/1997 ...........................$12,465,000      12,465,000
Republic National Bank of
   New York, Grand Cayman,
   Fixed Time Deposit,
   6 3/4%, 1/2/1997 ........................... 13,000,000      13,000,000
                                                              ------------

TOTAL SHORT-TERM HOLDINGS
(Cost $25,465,000) ........................................     25,465,000
                                                              ------------

TOTAL INVESTMENTS  99.3%
   (Cost $209,560,578) ....................................   $281,838,870
OTHER ASSETS LESS
   LIABILITIES  0.7% ......................................      1,986,161
                                                              ------------
NET ASSETS  100.0% ........................................   $283,825,031
                                                              ============



----------
* Non-income producing security.

Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES                            December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at value:
   Common stocks (cost $184,095,578).......................................   $256,373,870
   Short-term holdings (cost $25,465,000)..................................     25,465,000       $ 281,838,870
                                                                              ------------
Cash.......................................................................                            480,709
Receivable for securities sold.............................................                          3,897,986
Receivable for Capital Stock sold..........................................                            462,218
Investment in, and expenses prepaid to, shareholder service agent..........                             76,973
Receivable for dividends and interest......................................                             53,231
Other......................................................................                             22,608
                                                                                                   -----------
Total Assets ..............................................................                        286,832,595
                                                                                                   -----------

LIABILITIES:
Payable for securities purchased...........................................                          2,343,844
Payable for Capital Stock repurchased......................................                            187,822
Accrued expenses, taxes, and other.........................................                            475,898
                                                                                                  ------------
Total Liabilities .........................................................                          3,007,564
                                                                                                  ------------
Net Assets ................................................................                       $283,825,031
                                                                                                  ============


COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized;
  17,438,514 shares outstanding):
  Class A..................................................................                       $ 15,866,755
  Class B..................................................................                            280,418
  Class D..................................................................                          1,291,341
Additional paid-in capital.................................................                        189,348,315
Accumulated net investment loss............................................                            (99,738)
Undistributed net realized gain............................................                          4,859,648
Net unrealized appreciation of investments.................................                         72,278,292
                                                                                                  ------------
Net Assets ................................................................                       $283,825,031
                                                                                                  ============
NET ASSET VALUE PER SHARE:
Class A ($259,513,979 / 15,866,755 shares) ................................                             $16.36
                                                                                                        ======
Class B ($4,337,298 / 280,418 shares) .....................................                             $15.47
                                                                                                        ======
Class D ($19,973,754 / 1,291,341 shares) ..................................                             $15.47
                                                                                                        ======

----------
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS                     For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $7,223)........................    $ 1,153,257
Interest...................................................................        860,957
Other......................................................................         62,563
                                                                               -----------
Total Investment Income ...................................................                        $ 2,076,777

EXPENSES:
Management fee.............................................................      1,253,672
Distribution and service fees..............................................        728,864
Shareholder account services...............................................        540,252
Registration...............................................................         83,404
Auditing and legal fees....................................................         62,844
Shareholder reports and communications.....................................         60,972
Custody and related services...............................................         40,500
Directors' fees and expenses...............................................         28,968
Shareholders' meeting......................................................         25,689
Miscellaneous..............................................................         13,855
                                                                               -----------
Total Expenses ............................................................                          2,839,020
                                                                                                   -----------
Net Investment Loss .......................................................                           (762,243)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments...........................................     28,165,196
Net change in unrealized appreciation of investments.......................      8,893,154
                                                                               -----------
Net Gain on Investments ...................................................                         37,058,350
                                                                                                   -----------
Increase in Net Assets from Operations ....................................                        $36,296,107
                                                                                                   ===========

----------
See Notes to Financial Statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                        -----------------------
                                                                                         1996             1995
                                                                                         ----             ----
OPERATIONS:
Net investment loss..........................................................       $   (762,243)       $  (254,453)
Net realized gain on investments.............................................         28,165,196         35,184,301
Net change in unrealized appreciation of investments.........................          8,893,154         24,927,528
                                                                                     -----------        -----------
Increase in net assets from operations.......................................         36,296,107         59,857,376
                                                                                     -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A....................................................................        (26,567,200)       (27,349,482)
  Class B....................................................................           (409,321)                --
  Class D....................................................................         (2,122,695)        (1,044,584)
                                                                                     -----------        -----------
Decrease in net assets from distributions....................................        (29,099,216)       (28,394,066)
                                                                                     -----------        -----------

                                                              SHARES
                                                      -----------------------
                                                      YEAR ENDED DECEMBER 31,
                                                      -----------------------
CAPITAL SHARE TRANSACTIONS:*                           1996           1995
                                                       ----           ----
Net proceeds from sale of shares:
  Class A......................................      1,942,799        733,030         33,837,665         10,961,004
  Class B......................................        254,282             --          4,295,072                 --
  Class D......................................        557,039        290,741          9,125,387          4,369,424
Exchanged from associated Funds:
  Class A......................................      3,292,043      1,028,684         56,774,849         15,769,810
  Class B......................................         18,524             --            311,768                 --
  Class D......................................        523,994        132,768          8,588,724          1,987,004
Shares issued in payment of gain distributions:
  Class A......................................      1,456,987      1,729,508         24,258,766         24,834,625
  Class B......................................         24,565             --            387,386                 --
  Class D......................................        126,975         62,511          2,002,437            860,777
                                                     ---------      ---------         ----------         ----------
Total..........................................      8,197,208      3,977,242        139,582,054         58,782,644
                                                     ---------      ---------         ----------         ----------
Cost of shares repurchased:
  Class A......................................     (1,456,803)    (1,250,270)       (25,036,508)       (18,467,977)
  Class B......................................         (3,999)            --            (64,181)                --
  Class D......................................       (186,463)       (62,080)        (2,985,744)          (883,945)
Exchanged into associated Funds:
  Class A......................................     (3,206,843)      (743,367)       (53,969,312)       (10,921,916)
  Class B......................................        (12,954)            --           (213,574)                --
  Class D......................................       (341,956)       (60,208)        (5,510,258)          (881,945)
                                                     ---------      ---------         ----------         ----------
Total..........................................     (5,209,018)    (2,115,925)       (87,779,577)       (31,155,783)
                                                     ---------      ---------         ----------         ----------
Increase in net assets from capital
   share transactions..........................      2,988,190      1,861,317         51,802,477         27,626,861
                                                     =========      =========         ----------         ----------
Increase in net assets.......................................................         58,999,368         59,090,171
NET ASSETS:
Beginning of year............................................................        224,825,663        165,735,492
                                                                                    ------------       ------------
End of year (including accumulated net investment loss of
   $99,738 and $89,966, respectively)........................................       $283,825,031       $224,825,663
                                                                                    ============       ============


----------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. Seligman Capital Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.
b. There is no provision for federal income or excise tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.
c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.
d. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 1996, distribution and service fees were the only class-specific expenses.
e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gain may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.
3. Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1996, amounted to $231,002,881 and $226,481,468, respectively.

================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
    At December 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $78,825,346 and $6,547,054, respectively.

4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a per annum percentage of the Fund's daily net assets. The management fee rate is calculated on a sliding scale of 0.55% to 0.45%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 1996, was equivalent to an annual rate of 0.49% of the average daily net assets of the Fund.
    Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $37,555 from sales of Class A shares, after commissions of $290,069 paid to dealers.
    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1996, fees paid aggregated $567,328, or 0.24% per annum of the average daily net assets of Class A shares.
    Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and fees, for Class D shares only, for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of up to 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provided funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the year ended December 31, 1996, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $14,563 and $146,973, respectively.

    The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1996, such charges amounted to $12,736.

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor for the year ended December 31, 1996, was $11,089.

================================================================================

--------------------------------------------------------------------------------
    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1996, Seligman Services, Inc. received commissions of $15,257 from sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $75,816, pursuant to the Plan.

    Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $520,962 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $2,199.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, and/or Seligman Data Corp.

    Fees of $16,000 were incurred by the Fund for legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1996, of $99,738 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

================================================================================
FINANCIAL HIGHTLIGHTS
--------------------------------------------------------------------------------
The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from each Class's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.
    The total return based on net asset value measures each Class's performance assuming investors purchased Fund shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. The total returns for periods of less than one year are not annualized.
    Average commission rate paid represents the average commissions paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.

                                                                               CLASS A
                                           ------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------------------------
                                                  1996o         1995o           1994o          1993           1992
                                                --------        -----           -----          -----          -----
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of year..........     $15.59         $13.17          $15.95         $17.04        $16.66
                                                 ------         ------          ------         ------        ------
Net investment income (loss)................       (.04)          (.02)           (.06)          (.03)          .02
Net realized and unrealized
   investment gain (loss)...................       2.68           4.74           (1.12)           .84          1.89
                                                 ------         ------          ------         ------        ------
Increase (decrease) from
   investment operations....................       2.64           4.72           (1.18)           .81          1.91
Distributions from net gain realized........      (1.87)         (2.30)          (1.60)         (1.90)        (1.53)
                                                 ------         ------          ------         ------        ------
Net increase (decrease) in
   net asset value..........................        .77           2.42           (2.78)         (1.09)          .38
                                                 ------         ------          ------         ------        ------
Net asset value, end of year................     $16.36         $15.59          $13.17         $15.95        $17.04
                                                 ======         ======          ======         ======        ======
TOTAL RETURN BASED
   ON NET ASSET VALUE:                            16.74%         37.32%         (7.06)%          4.80%        11.56%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets..............       1.07%          1.09%           1.13%          1.13%          .96%
Net investment income (loss)
   to average net assets....................      (.25)%         (.11)%          (.39)%         (.17)%          .11%
Portfolio turnover..........................      94.97%        103.60%          70.72%         46.84%        42.32%
Average commission rate paid................      $.0537
Net assets, end of year (000s omitted)......    $259,514       $215,688        $162,556       $196,212      $198,063

----------
See footnotes on page 21.


                                                CLASS B                               CLASS D
                                               ---------       -----------------------------------------------------
                                                4/22/96*               YEAR ENDED DECEMBER 31,             5/3/93*
                                                  TO           --------------------------------------        TO
                                               12/31/96o         1996o          1995o          1994o      12/31/93
                                              ----------       --------        -------        -------    -----------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period........     $16.43         $14.94          $12.82         $15.86        $16.43
                                                 ------         ------          ------         ------        ------
Net investment income (loss)................       (.10)          (.16)           (.14)          (.33)         (.08)
Net realized and unrealized
   investment gain (loss)...................       1.01           2.56            4.56          (1.11)         1.41
                                                 ------         ------          ------         ------        ------
Increase (decrease) from
   investment operations....................        .91           2.40            4.42          (1.44)         1.33
Distributions from net gain realized........      (1.87)         (1.87)          (2.30)         (1.60)        (1.90)
                                                 ------         ------          ------         ------        ------
Net increase (decrease) in
   net asset value..........................        .96            .53            2.12          (3.04)         (.57)
                                                 ------         ------          ------         ------        ------
Net asset value, end of period..............     $15.47         $15.47          $14.94         $12.82        $15.86
                                                 ======         ======          ======         ======        ======
TOTAL RETURN BASED
   ON NET ASSET VALUE:                             5.33%         15.84%          35.98%        (8.75)%         8.12%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets..............       1.89%+         1.83%           2.02%          2.66%         2.26%+
Net investment loss
   to average net assets....................      (.99)%+       (1.00)%         (1.06)%        (2.28)%       (1.32)%+
Portfolio turnover..........................      94.97%++       94.97%         103.60%         70.72%        46.84%+++
Average commission rate paid................      $.0537++      $.0537
Net assets, end of period (000s omitted) ...      $4,337       $19,974           $9,137         $3,179        $2,749


----------
   *Commencement of offering of shares.
   oPer share amounts for the periods ended December 31, 1996, 1995, and 1994, are calculated based on average shares outstanding.
   +Annualized.
  ++For the year ended December 31, 1996.
 +++For the year ended December 31, 1993.
See Notes to Financial Statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN CAPITAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Capital Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
January 31, 1997

================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------

FRED E. BROWN
DIRECTOR AND CONSULTANT,
  J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN  2, 4
DEAN, Fletcher School of Law
  and Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN  3, 4
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON  2, 4
CHAIRMAN AND CEO, Kerr-McGee Corporation
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
SENIOR PARTNER, Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL  2, 4
DIRECTOR OR TRUSTEE,
  Various Organizations

WILLIAM C. MORRIS  1
CHAIRMAN
CHAIRMAN OF THE BOARD,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY  3, 4
PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm
DIRECTOR, Public Service Enterprise Group

JAMES Q. RIORDAN  3, 4
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RONALD T. SCHROEDER  1
MANAGING DIRECTOR, J. & W. Seligman & Co.
  Incorporated

ROBERT L. SHAFER  3, 4
DIRECTOR OR TRUSTEE,
  Various Organizations

JAMES N. WHITSON  2, 4
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
  Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO  1
PRESIDENT
PRESIDENT AND MANAGING DIRECTOR,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN AND PRESIDENT, Seligman Data Corp.
----------
Member:     1 Executive Committee
            2 Audit Committee
            3 Director Nominating Committee
            4 Board Operations Committee

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT



LORIS D. MUZZATTI
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT



THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY
--------------------------------------------------------------------------------


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder
                  Services

(800) 445-1777    Retirement Plan
                  Services

(800) 622-4597    24-Hour Automated
                  Telephone Access
                  Service